Exhibit 99.1

Data443 Expands Its Global Customer, Technology Base with Transformative Acquisition of Select Israel-based Cyren Ltd. Assets

Onboarding Customers Representing Over $15 Million in Unaudited FY 2022 Revenue

Cyren’s Threat Intelligence Service Protects Over 1 Billion Users Globally

RESEARCH TRIANGLE PARK, N.C., and Herzliya, Israel, May 15, 2023 — via IBN — Data443 Risk Mitigation, Inc. (OTCPK: ATDS) (“Data443” or the “Company”), a data security and privacy software company for “All Things Data Security,” today announces that it has entered into a definitive agreement to acquire select assets from Cyren Ltd. (“Cyren”). The acquisition will expand Data443’s capabilities and product offerings, solidifying its position as a market leader in the data security and privacy industry.

The transaction greatly expands Data443’s data security and protection capabilities and augments its cyber threat intelligence (CTI) services. These offerings, coupled with the Company’s award-winning ransomware protection and recovery capabilities, continue to challenge the rapidly expanding marketplace, which includes vendors such as: Crowdstrike, Google/Mandiant, SentinelOne, Cisco and Microsoft.

Under the terms of the agreement, Data443 will acquire goodwill, clients and Cyren’s proprietary technology and intellectual property related to three services: threat intelligence, URL categorization and email security. The transaction, which is expected to close in the third quarter of 2023, will enable Data443 to enhance its existing product portfolio and accelerate the development of next-generation solutions. Cyren’s technology is based on a combination of artificial intelligence, machine learning and big data analytics, which has enabled Cyren to identify and mitigate threats in real time and much earlier than its competitors.

“Cyren is a leader in emerging and high-volume risk mitigation for some of the world’s largest name brand organizations we all use today,” stated Jason Remillard, Data443’s CEO and founder. “This business has a tremendous track record, providing fast-breaking threat detection services and threat intelligence to major firewall vendors, email providers and leading cybersecurity vendors, as well as other industries such as a gaming console manufacturer and the world’s largest shopping and e-commerce providers. Our goal is to expand beyond the OEM market into the larger enterprise market. The threat intelligence market is massive – an $18 billion-plus market opportunity growing at a 20.3% CAGR.” (Fortune Business Insights)

Remillard continued: “This acquisition represents a significant milestone in our strategic growth plan, and we expect it to strengthen our competitive position by broadening our product offerings and enhancing our technological capabilities. We have already identified several opportunities to enhance our technology stack, and we intend to engage with former technical staff to ensure smooth integration. To date, Data443 has acquired and integrated nine other technology providers into the Company, which makes us confident in our ability to execute.”

The acquisition comes after Cyren filed for bankruptcy protection in Israel earlier this year. Data443 expects that its purchase of these assets will enable Cyren’s cutting-edge technology to reach its fullest potential while customers realize uninterrupted service and gain access to Data443’s product suite.

The transaction comes after receiving awards in 2023 for its Ransomware Recovery Manager from PC Magazine (PC Magazine Selects Data443’s Ransomware Recovery Manager as One of the Best Ransomware Protections for 2023 - InvestorWire (IW)) and multiple releases of its cloud and enterprise data archiving and managed file transfer platform.

The Company expects the acquisition to be accretive once completed.

About Data443 Risk Mitigation, Inc.

Data443 Risk Mitigation, Inc. (OTC: ATDS) provides software and services to enable secure data across devices and databases, at rest and in flight/in transit, locally, on a network or in the cloud. We are All Things Data Security™. With over 10,000 customers in over 100 countries, Data443 provides a modern approach to data governance and security by identifying and protecting all sensitive data regardless of location, platform or format. Our framework helps customers prioritize risk, identify security gaps and implement effective data protection and privacy management strategies.

Forward-Looking Statements

This press release contains forward-looking statements. These statements are made under the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by use of terms such as “expect,” “believe,” “anticipate,” “may,” “could,” “will,” “should,” “plan,” “project,” “intend,” “estimate,” “predict,” “potential,” “pursuant,” “target,” “continue” or the negative of these words or other comparable terminology. Statements in this press release that are not historical statements, including statements regarding Data443’s plans, objectives, future opportunities for Data443’s services, future financial performance and operating results, and any other statements regarding Data443’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance, or regarding the anticipated consummation of any transaction, are forward-looking statements. These statements are not guarantees of future performance and are subject to numerous risks, uncertainties and assumptions, many of which are difficult to predict or are beyond Data443’s control. These risks, uncertainties and assumptions could cause actual results to differ materially from the results expressed or implied by the statements. They may relate to the outcome of litigation, settlements and investigations; actions by third parties, including governmental agencies; volatility in customer spending; global economic conditions; inability to hire and retain personnel; loss of, or reduction in business with, key customers; difficulty with growth and integration of acquisitions; product liability; cybersecurity risk; anti-takeover measures in the Company’s charter documents; and the uncertainties created by global health issues, such as the ongoing outbreak of COVID, and political unrest and conflict, such as the invasion of Ukraine by Russia. These and other important risk factors are described more fully in the Company’s reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including in Part I, Item 1A of the Company’s Annual Report on Form 10-K filed with the SEC on Feb. 24, 2023, and subsequent filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this press release, which are based on information available to the Company on the date hereof. Except as otherwise required by applicable law, Data443 undertakes no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise.

“DATA443” is a registered trademark of Data443 Risk Mitigation, Inc.

All product names, trademarks and registered trademarks are property of their respective owners. All company, product and service names used in this press release are for identification purposes only. Use of these names, trademarks and brands does not imply endorsement.

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Investor Relations Contact:

Matthew Abenante

ir@data443.com

919.858.6542

Corporate Communications

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